                                                                    EXHIBIT 99.2

[MERRILL LYNCH LOGO]           COMPUTATIONAL MATERIALS FOR SERIES TMTS 2004-11HE

                              ABS NEW TRANSACTION

                            COMPUTATIONAL MATERIALS

                          $[262,710,000] (APPROXIMATE)
                              OFFERED CERTIFICATES

                             TERWIN MORTGAGE TRUST
                ASSET-BACKED CERTIFICATES, SERIES TMTS 2004-11HE

                            [THE WINTER GROUP LOGO]

                      CHASE MANHATTAN MORTGAGE CORPORATION
                                MASTER SERVICER

                        SPECIALIZED LOAN SERVICING, LLC
                                    SERVICER

                              JPMORGAN CHASE BANK
                 SECURITIES ADMINISTRATOR AND BACK-UP SERVICER

                         U.S. BANK NATIONAL ASSOCIATION
                                    TRUSTEE

                                 JUNE 17, 2004

----------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

[MERRILL LYNCH LOGO]           COMPUTATIONAL MATERIALS FOR SERIES TMTS 2004-11HE

The attached tables and other statistical analyses (the "Computational Materials") are furnished to you solely by Merrill Lynch, Pierce, Fenner & Smith Incorporated ("Merrill Lynch") and not by the issuer of the securities or any of its affiliates. The issuer of these securities has not prepared or taken part in the preparation of these materials. None of Merrill Lynch, the issuer of the securities nor any of their affiliates makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary, and will be superseded by the applicable Prospectus Supplement and by any other information subsequently filed with the Securities and Exchange Commission. The information herein may not be provided by the addressees to any third party other than the addressee's legal, tax, financial and/or accounting advisors for the purposes of evaluating said material, except to the extent provided in the following paragraph.

Notwithstanding anything else to the contrary in these Computational Materials, each addressee hereof (and each employee, representative or other agent of each addressee) may disclose to any and all persons, without limitation of any kind, the tax treatment and tax structure of the securities described herein and all materials of any kind (including opinions or other tax analyses) that are provided to each addressee relating to such tax treatment and tax structure.

Numerous assumptions were used in preparing the Computational Materials, which may or may not be stated therein. As such, no assurance can be given as to the accuracy, appropriateness or completeness of the Computational Materials in any particular context; or as to whether the Computational Materials and/or the assumptions upon which they are based reflect present market conditions or future market performance. These Computational Materials should not be construed as either projections or predictions or as legal, tax, financial or accounting advice.

Any yields or weighted average lives shown in the Computational Materials are based on prepayment assumptions and actual prepayment experience may dramatically affect such yields or weighted average lives. In addition, it is possible that prepayments on the underlying assets will occur at rates slower or faster than the rates assumed in the attached Computational Materials. Furthermore, unless otherwise provided, the Computational Materials assume no losses on the underlying assets and no interest shortfall. The specific characteristics of the securities may differ from those shown in the Computational Materials due to differences between the actual underlying assets and the hypothetical assets used in preparing the Computational Materials. The principal amount and designation of any security described in the Computational Materials are subject to change prior to issuance.

Although a registration statement (including the prospectus) relating to the securities discussed in this communication has been filed with the Securities and Exchange Commission and is effective, the final prospectus supplement relating to the securities discussed in this communication has not been filed with the Securities and Exchange Commission. This communication shall not constitute an offer to sell or the solicitation of any offer to buy nor shall there be any sale of the securities discussed in this communication in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state. Prospective purchasers are referred to the final prospectus and prospectus supplement relating to the securities discussed in this communication for definitive information on any matter discussed in this communication. A final prospectus and prospectus supplement may be obtained by contacting the Merrill Lynch Trading Desk at (212) 449-3659.

Please be advised that asset-backed securities may not be appropriate for all investors. Potential investors must be willing to assume, among other things, market price volatility, prepayments, yield curve and interest rate risk. Investors should fully consider the risk of an investment in these securities.

If you have received this communication in error, please notify the sending party immediately by telephone and return the original to such party by mail.

-------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

FICO & DOCUMENTATION
--------------------
      FICO SCORE      FULL          ALT        REDUCED      STATED      NO RATIO      NO DOC     ALL DOCS AVG PRIN BAL CURRENT LTV
--------------------  ----          ---        -------      ------      --------      ------     -------- ------------ -----------
(50 increment)
NOT AVAILABLE         0.02%        0.00%        0.00%        0.04%        0.00%        0.00%        0.06%   88,500.00     78.93%
451 TO 500            0.00%        0.00%        0.00%        0.00%        0.00%        0.00%        0.00%        0.00      0.00%
501 TO 550            4.03%        0.00%        0.96%        2.42%        0.32%        0.04%        7.76%  191,030.21     75.44%
551 TO 600            6.52%        0.00%        1.13%        3.39%        0.59%        0.33%       11.96%  195,733.13     79.42%
601 TO 650           10.08%        0.00%        4.28%       10.88%        1.48%        0.93%       27.66%  202,397.61     79.65%
651 TO 700            7.54%        0.00%        7.54%        8.29%        1.39%        2.65%       27.41%  218,735.96     78.61%
701 TO 750            4.37%        0.00%        4.32%        6.31%        1.54%        3.24%       19.78%  224,369.17     78.14%
751 TO 800            1.46%        0.00%        1.00%        0.98%        0.46%        1.20%        5.11%  213,482.96     77.38%
801 TO 850            0.10%        0.00%        0.00%        0.11%        0.05%        0.00%        0.26%  206,009.00     65.08%
TOTAL                34.13%        0.00%       19.23%       32.42%        5.83%        8.39%      100.00%  209,335.34     78.56%

 LTV & FICO
---------------
 CURRENT LTV    FICO 451-500 501-550 551-600 601-650 651-700 701-750 751-800 801-850  TOTAL  AVG PRIN BAL  WAC  GROSS MARGIN
--------------- ------------ ------- ------- ------- ------- ------- ------- ------- ------- ------------ ----- ------------
(10 increment)
0.01 TO 10.00      0.00%      0.00%   0.00%    0.01%   0.13%   0.00%  0.00%   0.00%    0.14%  222,500.00  6.184         -
10.01 TO 20.00     0.00%      0.00%   0.00%    0.00%   0.03%   0.00%  0.00%   0.00%    0.03%   80,000.00  5.500         -
20.01 TO 30.00     0.00%      0.00%   0.06%    0.09%   0.01%   0.00%  0.16%   0.00%    0.32%  144,148.71  5.952     5.250
30.01 TO 40.00     0.00%      0.00%   0.12%    0.07%   0.03%   0.23%  0.06%   0.07%    0.58%  168,545.45  6.230     5.365
40.01 TO 50.00     0.00%      0.28%   0.17%    0.12%   0.45%   0.09%  0.11%   0.00%    1.21%  160,343.24  6.791     6.019
50.01 TO 60.00     0.00%      0.33%   0.80%    1.55%   1.70%   1.53%  0.23%   0.00%    6.15%  250,290.94  6.524     4.545
60.01 TO 70.00     0.02%      2.12%   1.00%    3.10%   1.92%   1.66%  0.27%   0.11%   10.19%  217,237.34  7.124     5.763
70.01 TO 80.00     0.00%      2.87%   4.41%   15.31%  17.31%  13.02%  3.28%   0.08%   56.28%  219,038.36  6.829     5.018
80.01 TO 90.00     0.04%      2.04%   4.38%    4.34%   3.32%   1.80%  0.41%   0.00%   16.34%  210,023.67  7.195     5.866
90.01 TO 100.00    0.00%      0.12%   1.03%    3.07%   2.51%   1.45%  0.58%   0.00%    8.76%  152,874.86  7.965     6.587
TOTAL              0.06%      7.76%  11.96%   27.66%  27.41%  19.78%  5.11%   0.26%  100.00%  209,335.34  6.992     5.397

PRIN BALANCE & FICO
-------------------
    PRIN BALANCE     FICO 451-500 501-550 551-600 601-650 651-700 701-750 751-800 801-850  TOTAL  CURRENT LTV  WAC  GROSS MARGIN
-------------------- ------------ ------- ------- ------- ------- ------- ------- ------- ------- ----------- ----- ------------
(50,000 increments)
1 TO 50,000             0.00%      0.03%   0.04%   0.12%   0.17%   0.10%   0.02%   0.00%    0.47%    69.72%   7.839     6.410
50,001 TO 100,000       0.02%      0.60%   0.86%   1.90%   1.47%   1.21%   0.45%   0.03%    6.54%    80.40%   7.676     6.078
100,001 TO 150,000      0.04%      1.10%   1.83%   3.45%   3.68%   2.00%   0.79%   0.00%   12.88%    79.76%   7.327     5.921
150,001 TO 200,000      0.00%      1.81%   2.05%   5.15%   2.69%   2.69%   0.40%   0.05%   14.85%    79.67%   7.198     5.541
200,001 TO 250,000      0.00%      0.98%   2.05%   3.69%   3.75%   2.26%   0.50%   0.07%   13.30%    78.53%   6.968     5.554
250,001 TO 300,000      0.00%      0.61%   1.23%   2.92%   4.04%   1.87%   0.60%   0.00%   11.26%    78.70%   6.834     5.420
300,001 TO 350,000      0.00%      0.42%   1.00%   3.87%   2.92%   2.17%   0.20%   0.11%   10.68%    78.61%   6.713     5.170
350,001 TO 400,000      0.00%      0.58%   0.71%   2.03%   2.13%   1.53%   0.22%   0.00%    7.20%    80.55%   6.748     5.177
400,001 TO 450,000      0.00%      0.82%   0.80%   0.13%   1.19%   1.35%   0.53%   0.00%    4.83%    78.74%   6.846     5.957
450,001 TO 500,000      0.00%      0.46%   0.61%   1.84%   0.61%   1.37%   0.46%   0.00%    5.35%    76.11%   6.504     4.997
500,001 TO 550,000      0.00%      0.17%   0.35%   0.33%   2.13%   0.34%   0.16%   0.00%    3.47%    82.53%   7.109     4.744
550,001 TO 600,000      0.00%      0.00%   0.00%   0.37%   1.08%   0.92%   0.55%   0.00%    2.92%    72.87%   6.719     4.140
600,001 TO 650,000      0.00%      0.20%   0.20%   0.60%   0.79%   0.80%   0.00%   0.00%    2.59%    70.18%   6.865     4.702
650,001 TO 700,000      0.00%      0.00%   0.22%   0.22%   0.21%   0.00%   0.00%   0.00%    0.65%    73.32%   6.307     4.955
700,001 TO 750,000      0.00%      0.00%   0.00%   0.00%   0.00%   0.00%   0.23%   0.00%    0.23%    80.00%   7.250     4.125
750,001 TO 800,000      0.00%      0.00%   0.00%   0.25%   0.25%   0.00%   0.00%   0.00%    0.50%    72.62%   6.690         -
800,001 TO 850,000      0.00%      0.00%   0.00%   0.52%   0.00%   0.00%   0.00%   0.00%    0.52%    70.00%   7.064     5.000
850,001 TO 900,000      0.00%      0.00%   0.00%   0.27%   0.00%   0.54%   0.00%   0.00%    0.81%    76.66%   5.665     2.915
900,001 TO 950,000      0.00%      0.00%   0.00%   0.00%   0.00%   0.00%   0.00%   0.00%    0.00%     0.00%       -         -
950,001 TO 1,000,000    0.00%      0.00%   0.00%   0.00%   0.31%   0.62%   0.00%   0.00%    0.94%    70.88%   7.167     3.686
TOTAL:                  0.06%      7.76%  11.96%  27.66%  27.41%  19.78%   5.11%   0.26%  100.00%    78.56%   6.992     5.397

      PREPAYMENT
   PENALTY & FICO
---------------------
      PREPAYMENT      FICO   FICO                                                                   CURRENT        GROSS     AVG
     PENALTY TERM      NA   451-500 501-550 551-600 601-650 651-700 701-750 751-800 801-850  TOTAL    LTV    WAC   MARGIN PRIN BAL
--------------------- ----- ------- ------- ------- ------- ------- ------- ------- ------- ------- ------- ------ ------ --------
(whatever increments)
0                     0.04%  0.00%   0.38%    1.21%   5.95%   9.42%   7.23%  1.94%   0.11%   26.28%  77.38% 7.0317 4.5964 229,865.20
6                     0.00%  0.00%   0.00%    0.00%   0.00%   0.17%   0.07%  0.00%   0.00%    0.24%  72.59% 7.0143 4.2500 150,242.88
12                    0.00%  0.00%   0.39%    0.58%   1.08%   1.10%   1.25%  0.24%   0.03%    4.67%  76.03% 7.0882 5.0791 280,039.73
18                    0.00%  0.00%   0.00%    0.00%   0.14%   0.09%   0.33%  0.10%   0.00%    0.66%  78.62% 7.7637      - 162,376.92
24                    0.00%  0.00%   5.70%    9.06%  14.36%   8.55%   5.19%  1.26%   0.00%   44.11%  80.70% 7.0276 5.7643 203,017.38
30                    0.00%  0.00%   0.00%    0.00%   0.00%   0.00%   0.06%  0.00%   0.00%    0.06%  95.00% 6.7700 5.7500 175,750.00
36                    0.02%  0.00%   1.29%    1.11%   5.35%   6.70%   4.67%  1.25%   0.12%   20.51%  76.44% 6.8115 4.9459 186,597.08
60                    0.00%  0.00%   0.00%    0.00%   0.78%   1.38%   1.00%  0.31%   0.00%    3.48%  76.25% 7.0157 4.1200 256,658.02
TOTAL:                0.06%  0.00%   7.76%   11.96%  27.66%  27.41%  19.78%  5.11%   0.26%  100.00%  78.56% 6.9915 5.3970 209,335.34

MORTG RATES & FICO
------------------          FICO                                                                   CURRENT        GROSS     AVG
   MORTG RATES     FICO NA 451-500 501-550 551-600 601-650 651-700 701-750 751-800 801-850  TOTAL    LTV     WAC  MARGIN  PRIN BAL
-----------------  ------- ------- ------- ------- ------- ------- ------- ------- ------- ------- ------- ------ ------ ----------
(50 bps increment)
4.001 TO 4.500      0.00%   0.00%   0.00%   0.00%   0.00%   0.00%   0.00%   0.16%   0.00%    0.16%  80.00%  4.250 5.2500 260,000.00
4.501 TO 5.000      0.00%   0.00%   0.00%   0.12%   0.34%   0.63%   0.78%   0.00%   0.00%    1.88%  75.54%  4.890 3.6265 458,865.46
5.001 TO 5.500      0.00%   0.00%   0.00%   0.33%   1.11%   1.39%   1.04%   0.25%   0.00%    4.12%  75.51%  5.354 4.7771 256,314.23
5.501 TO 6.000      0.00%   0.00%   0.04%   0.70%   2.64%   4.16%   2.31%   0.36%   0.07%   10.29%  71.60%  5.838 4.6288 241,990.24
6.001 TO 6.500      0.00%   0.00%   0.44%   1.36%   5.59%   4.82%   3.30%   1.11%   0.00%   16.62%  77.51%  6.344 4.7308 238,884.56
6.501 TO 7.000      0.00%   0.00%   0.20%   2.19%   7.20%   7.00%   5.85%   1.29%   0.11%   23.84%  77.90%  6.831 5.3782 225,287.70
7.001 TO 7.500      0.00%   0.00%   1.73%   2.94%   4.55%   5.12%   4.07%   1.36%   0.08%   19.86%  79.29%  7.318 5.2916 219,777.08
7.501 TO 8.000      0.06%   0.00%   1.50%   2.06%   3.83%   1.98%   1.21%   0.15%   0.00%   10.77%  82.08%  7.763 6.0428 171,034.70
8.001 TO 8.500      0.00%   0.00%   0.97%   1.48%   0.38%   1.01%   0.43%   0.25%   0.00%    4.52%  84.21%  8.315 6.5317 159,548.27
8.501 TO 9.000      0.00%   0.00%   1.65%   0.56%   0.92%   0.88%   0.48%   0.14%   0.00%    4.64%  85.20%  8.761 7.1139 154,977.43
9.001 TO 9.500      0.00%   0.00%   0.86%   0.12%   0.50%   0.24%   0.17%   0.04%   0.00%    1.93%  83.71%  9.266 7.8191 127,482.58
9.501 TO 10.000     0.00%   0.00%   0.14%   0.00%   0.24%   0.18%   0.13%   0.00%   0.00%    0.69%  89.40%  9.733 8.3786 104,019.37
10.001 TO 10.500    0.00%   0.00%   0.07%   0.07%   0.27%   0.00%   0.00%   0.00%   0.00%    0.42%  70.89% 10.168 7.4589 146,565.22
10.501 TO 11.000    0.00%   0.00%   0.10%   0.02%   0.08%   0.00%   0.00%   0.00%   0.00%    0.20%  76.08% 10.719 7.6284  92,953.93
11.001 TO 11.500    0.00%   0.00%   0.04%   0.00%   0.02%   0.00%   0.00%   0.00%   0.00%    0.07%  80.74% 11.091 7.9565 103,550.00
TOTAL:              0.06%   0.00%   7.76%  11.96%  27.66%  27.41%  19.78%   5.11%   0.26%  100.00%  78.56%  6.992 5.3970 209,335.34

MORTG RATES & LTV
------------------  LTV   LTV
   MORTG RATES     0-10  11-20 21-30 31-40 41-50 51-60 61-70   71-80  81-90 91-100  TOTAL  AVG FICO GROSS MARGIN AVG PRIN BAL
------------------ ----- ----- ----- ----- ----- ----- ------ ------ ------ ------ ------- -------- ------------ ------------
(50 bps increment)
4.001 TO 4.500     0.00% 0.00% 0.00% 0.00% 0.00% 0.00%  0.00%  0.16%  0.00%  0.00%   0.16% 751.000     5.250      260,000.00
4.501 TO 5.000     0.00% 0.00% 0.00% 0.00% 0.00% 0.15%  0.29%  1.21%  0.23%  0.00%   1.88% 680.530     3.627      458,865.46
5.001 TO 5.500     0.00% 0.03% 0.16% 0.00% 0.08% 0.38%  0.18%  2.73%  0.25%  0.31%   4.12% 672.630     4.777      256,314.23
5.501 TO 6.000     0.00% 0.00% 0.13% 0.43% 0.34% 1.65%  1.02%  5.65%  0.98%  0.08%  10.29% 669.620     4.629      241,990.24
6.001 TO 6.500     0.13% 0.00% 0.00% 0.00% 0.21% 1.34%  1.33% 10.02%  3.26%  0.33%  16.62% 662.680     4.731      238,884.56
6.501 TO 7.000     0.01% 0.00% 0.01% 0.08% 0.08% 1.59%  2.78% 14.98%  3.29%  1.01%  23.84% 668.540     5.378      225,287.70
7.001 TO 7.500     0.00% 0.00% 0.00% 0.01% 0.23% 0.52%  2.24% 12.89%  2.69%  1.28%  19.86% 652.180     5.292      219,777.08
7.501 TO 8.000     0.00% 0.00% 0.00% 0.02% 0.16% 0.00%  0.89%  5.67%  2.60%  1.43%  10.77% 623.240     6.043      171,034.70
8.001 TO 8.500     0.00% 0.00% 0.00% 0.00% 0.07% 0.35%  0.30%  0.93%  1.37%  1.50%   4.52% 615.050     6.532      159,548.27
8.501 TO 9.000     0.00% 0.00% 0.00% 0.04% 0.00% 0.08%  0.29%  1.52%  1.30%  1.40%   4.64% 607.500     7.114      154,977.43
9.001 TO 9.500     0.00% 0.00% 0.02% 0.00% 0.00% 0.00%  0.54%  0.29%  0.20%  0.88%   1.93% 599.730     7.819      127,482.58
9.501 TO 10.000    0.00% 0.00% 0.00% 0.00% 0.03% 0.00%  0.00%  0.11%  0.10%  0.45%   0.69% 636.570     8.379      104,019.37
10.001 TO 10.500   0.00% 0.00% 0.00% 0.00% 0.00% 0.07%  0.23%  0.07%  0.00%  0.04%   0.42% 588.520     7.459      146,565.22
10.501 TO 11.000   0.00% 0.00% 0.00% 0.00% 0.00% 0.02%  0.10%  0.00%  0.06%  0.02%   0.20% 570.710     7.628       92,953.93
11.001 TO 11.500   0.00% 0.00% 0.00% 0.00% 0.00% 0.00%  0.00%  0.04%  0.00%  0.02%   0.07% 551.420     7.957      103,550.00
TOTAL:             0.14% 0.03% 0.32% 0.58% 1.21% 6.15% 10.19% 56.28% 16.34%  8.76% 100.00% 652.690     5.397      209,335.34